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                                                                 Total pages:  3



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)    November 13, 1997
                                                       -------------------------


                       BOETTCHER PENSION INVESTORS LTD.
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             (Exact name of Registrant as specified in its charter)
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

                   COLORADO                                    0-13219                             84-0948497
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
(State or other jurisdiction of incorporation)        (Commission File Number)            (IRS Employer Identification No.)


                 77 West Wacker Drive                       Chicago, IL                                60601
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(Address of principal executive office)                                                             (Zip code)



Registrant's telephone number, including area code  (312) 574-6000
                                                    ---------------------------------------------------------------------------


                                                              N/A
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                                 (Former name or former address, if changed since last report)

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Item 5.  Other Events

In connection with a recent proxy solicitation of the limited partners of Boettcher Pension Investors Ltd (the "Partnership") a special meeting of the limited partners of the Partnership was held on November 13, 1997 for the purpose of obtaining limited partner approval of the proposed sale of Parkway Village Shopping Center located in Provo, Utah (the "Property") and the subsequent liquidation and dissolution of the Partnership.

The above referenced proposal was approved at the meeting by the following vote:

                              Limited Partner Units
                          --------------------------------
                          For       Against        Abstain
                          ---       -------        -------

                          5,993        12             75

Per the Partnership Agreement, a simple majority of the 10,717 limited partner units outstanding (5,466 units) was required for approval of the proposal. The purchaser has until December 15, 1997 to consummate the purchase of the Property. Provided the closing occurs, an initial distribution of approximately $250 per $1,000 unit will be made to limited partners from the sale proceeds.

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                                   SIGNATURE
                                   ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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
                       BOETTCHER PENSION INVESTORS LTD.
                       --------------------------------
                                 (Registrant)

                       By:  Boettcher Affiliated Investors L.P.
                            Managing General Partner

                            By:  Boettcher Properties, Ltd.
                                 Managing General Partner

                            By:  BPL Holdings, Inc.
                                 Managing General Partner




Dated: November 26, 1997         By: /s/ Thomas M. Mansheim
                                 ---------------------------------------------------
                                 Treasurer of BPL Holdings, Inc.; Principal
                                 Financial and Accounting Officer of the Partnership

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